Exhibit 99.1

PRESS RELEASE

ENERGY TRANSFER PARTNERS, L.P.

REPORTS RECORD THIRD QUARTER 2005 RESULTS

Dallas, Texas – July 11, 2005 – Energy Transfer Partners, L.P. (NYSE:ETP) reported record results for its third quarter of fiscal 2005. The Partnership reported record net income for the third quarter ended May 31, 2005 of $189.5 million as compared to net income of $21.3 million for the third quarter of fiscal 2004. Net income for the third quarter ended May 31, 2005 included income from discontinued operations of $0.9 million and a $142.1 million gain on the sale of discontinued operations, net of income tax expense, resulting from the sale of the Partnership’s Oklahoma gathering, treating and processing assets, referred to as the Elk City system, on April 14, 2005. The Partnership also reported record EBITDA, as adjusted, of $105.3 million for the third quarter of fiscal 2005, as compared to the $52.9 million reported for the third quarter of fiscal 2004. EBITDA, as adjusted, for the third quarter ended May 31, 2005, does not include the net gain on the sale of discontinued operations of $142.1 million.

For the nine months ended May 31, 2005, net income increased $221.4 million to $307.7 million as compared to net income of $86.3 million for the nine months ended May 31, 2004. Net income for the nine months ended May 31, 2005 included income from discontinued operations of $5.5 million and the net gain on the sale of discontinued operations of $142.1 million from the sale of the Elk City system on April 14, 2005, and was reduced by one time charges of $9.6 million for debt issuance costs associated with the refinancing completed since January of 2005. EBITDA, as adjusted, increased $173.8 million to $320.3 million for the nine months ended May 31, 2005 as compared to $146.5 million for the nine months ended May 31, 2004.

Net income for the nine months ended May 31, 2005 of $307.7 million increased $198.8 million when compared to the aggregate net income for the nine months ended May 31, 2004 of $108.9 million. EBITDA, as adjusted, for the nine months ended May 31, 2005 of $320.3 million increased $121.0 million from the aggregate EBITDA, as adjusted, of $199.3 million for the nine months ended May 31, 2004 (see note (b) to the consolidated financial statements included in this release for the explanation of aggregate results).

EBITDA, as adjusted, is a non-GAAP financial measure used by industry analysts, investors, lenders, and rating agencies to assess the financial performance and the operating results of the Partnership’s fundamental business activities. EBITDA, as adjusted, should not be considered in isolation or as a substitute for net income, income from operations, or other measures of cash flow. A table reconciling EBITDA, as adjusted, with appropriate GAAP financial measures is included in the notes to the consolidated financial statements included in this release.

Energy Transfer Partners, L.P. is a publicly traded partnership owning and operating a diversified portfolio of energy assets. The Partnership’s natural gas operations include approximately 11,700 miles of natural gas gathering and transportation pipelines, natural gas treating and processing assets located in Texas and Louisiana, and three natural gas storage facilities located in Texas. The Partnership is the fourth largest retail marketer of propane in the United States, serving more than 700,000 customers from 315 customer service locations in 34 states extending from coast to coast, with concentrations in the western, upper midwestern, northeastern, and southeastern regions of the United States.

This press release may include certain statements concerning expectations for the future that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control. An extensive list of factors that can affect future results are discussed in the Partnership’s Annual Report on Form 10-K and other documents filed from time to time with the Securities and Exchange Commission. The Partnership undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

The Partnership has scheduled a conference call for 10:00 a.m. Central Daylight Time, Tuesday, July 12, 2005, to discuss the fiscal 2005 third quarter results. The dial-in number is 877-209-0397; participant code: Energy Transfer Partners.

The information contained in this press release is available on the Partnership’s website at www.energytransfer.com For more information, please contact H. Michael Krimbill, President and Chief Financial Officer, at 918-492-7272.

ENERGY TRANSFER PARTNERS, L.P. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except unit data)

(unaudited)

	May 31, 2005	August 31, 2004
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$21,320	$81,745
Marketable securities	2,658	2,464
Accounts receivable, net of allowance for doubtful accounts	729,261	251,346
Accounts receivable from related companies	171	34
Exchanges receivable	19,819	8,639
Inventories	261,413	53,261
Assets held for sale,net	—	47,317
Deposits paid to vendors	46,441	3,023
Price risk management assets	36,307	4,615
Prepaid expenses and other	59,684	7,401

Total current assets	1,177,074	459,845

PROPERTY, PLANT AND EQUIPMENT, net	2,375,265	1,424,095
LONG TERM PRICE RISK MANAGEMENT ASSETS	18,824	—
INVESTMENT IN AFFILIATES	40,854	8,010
GOODWILL	321,732	313,720
INTANGIBLES AND OTHER ASSETS, net	102,103	100,844

Total assets	$4,035,852	$2,306,514

LIABILITIES AND PARTNERS’ CAPITAL
CURRENT LIABILITIES:
Working capital facility	$—	$14,550
Accounts payable	786,936	252,541
Accounts payable to related companies	3,480	4,276
Exchanges payable	20,612	2,657
Customer deposits	24,978	11,378
Accrued and other current liabilities	105,244	56,574
Price risk management liabilities	38,736	1,262
Income taxes payable	1,075	2,252
Current maturities of long-term debt	33,362	30,957

Total current liabilities	1,014,423	376,447

LONG-TERM DEBT, net of discount, less current maturities	1,563,333	1,070,871
LONG-TERM PRICE RISK MANAGEMENT LIABILITIES	18,860	—
DEFERRED TAXES	114,567	109,896
OTHER NONCURRENT LIABILITIES	16,660	845
MINORITY INTERESTS	17,238	1,475

	2,745,081	1,559,534

COMMITMENTS AND CONTINGENCIES

PARTNERS’ CAPITAL: (a)
Common Unitholders (102,244,572 and 89,118,062 units authorized, issued and outstanding at May 31, 2005 and August 31, 2004, respectively)	1,226,537	720,187
Class C Unitholders (1,000,000 units authorized, issued and outstanding at May 31, 2005 and August 31, 2004)	—	—
Class E Unitholders (8,853,832 authorized, issued and outstanding at May 31, 2005 and August 31, 2004, – held by subsidiary and reported as treasury units)	—	—
General Partner	45,049	26,761
Accumulated other comprehensive income	19,185	32

Total partners’ capital	1,290,771	746,980

Total liabilities and partners’ capital	$4,035,852	$2,306,514

ENERGY TRANSFER PARTNERS, L.P. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per unit and unit data)

(unaudited)

	Three Months Ended May 31, 2005	Three Months Ended May 31, 2004	Nine Months Ended May 31, 2005	Nine Months Ended May 31, 2004
REVENUES:
Midstream and transportation and storage	$1,849,518	$461,435	$3,673,730	$1,314,176
Propane	164,797	122,850	604,996	255,303
Other	17,434	13,634	57,065	22,177

Total revenues	2,031,749	597,919	4,335,791	1,591,656

COSTS AND EXPENSES:
Cost of products sold	1,816,998	486,960	3,756,078	1,345,847
Operating expenses	90,372	51,403	224,122	86,622
Depreciation and amortization	25,229	15,884	67,123	28,426
Selling, general and administrative	20,282	9,183	42,919	19,116

Total costs and expenses	1,952,881	563,430	4,090,242	1,480,011

OPERATING INCOME	78,868	34,489	245,549	111,645

OTHER INCOME (EXPENSE):
Interest expense	(26,407)	(12,294)	(66,762)	(25,114)
Loss on extinguishment of debt	(1,554)	—	(9,550)	—
Equity in earnings (losses) of affiliates	(307)	179	(161)	506
Loss on disposal of assets	(138)	(263)	(665)	(235)
Other, net	(354)	(8)	14	400

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAX EXPENSE	50,108	22,103	168,425	87,202

Minority interests	(422)	(67)	(937)	(242)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX EXPENSE	49,686	22,036	167,488	86,960

Income tax expense	3,182	2,369	7,341	4,827

INCOME FROM CONTINUING OPERATIONS	46,504	19,667	160,147	82,133

DISCONTINUED OPERATIONS
Income from discontinued operations	930	1,663	5,498	4,129
Gain on sale of discontinued operations, net of income tax expense	142,076	—	142,076	—

Total income from discontinued operations	143,006	1,663	147,574	4,129

NET INCOME	189,510	21,330	307,721	86,262

GENERAL PARTNER’S INTEREST IN NET INCOME	15,124	2,698	31,669	5,315

LIMITED PARTNERS’ INTEREST IN NET INCOME	$174,386	$18,632	$276,052	$80,947

BASIC NET INCOME PER LIMITED PARTNER UNIT
Income from continuing operations	$0.40	$0.24	$1.51	$1.86
Income from discontinued operations	1.31	0.02	1.39	0.09

NET INCOME PER LIMITED PARTNER UNIT	$1.71	$0.26	$2.90	$1.95

BASIC AVERAGE NUMBER OF UNITS OUTSTANDING	102,244,572	71,274,812	95,251,619	41,406,546

DILUTED NET INCOME PER LIMITED PARTNER UNIT
Income from continuing operations	$0.40	$0.24	$1.50	$1.86
Income from discontinued operations	1.30	0.02	1.39	0.09

NET INCOME PER LIMITED PARTNER UNIT	$1.70	$0.26	$2.89	$1.95

DILUTED AVERAGE NUMBER OF UNITS OUTSTANDING	102,534,208	71,331,404	95,494,351	41,459,674

(a)	On January 27, 2005 we announced that the Board of Directors of our general partner approved a two-for-one split for each class of the Partnership’s limited partner units. The split entitled Unitholders of record at the close of business on February 28, 2005 to receive one additional Partnership unit for each Partnership unit owned on that date. The distribution was made on March 15, 2005. The unit split required retroactive restatement of all historical per unit data in the consolidated financial statements. The effect of the split was to double the number of all outstanding Common Units and to reduce by half the minimum quarterly per unit distribution and the targeted distribution levels. All references to Common Units have been restated to reflect the effects of the two-for-one split.

SUPPLEMENTAL INFORMATION:

                    (unaudited)

	For the Three Months Ended May 31, 2005	For the Three Months Ended May 31, 2004	For the Nine Months Ended May 31, 2005	For the Nine Months Ended May 31, 2004
Net income reconciliation
Net income	$189,510	$21,330	$307,721	$86,262
Gain on sales of discontinued operations, net of income tax expense	(142,076)	—	(142,076)	—
Depreciation and amortization	25,229	15,884	67,123	28,426
Interest expense	26,407	12,294	66,762	25,114
Income tax expense on continuing operations	3,182	2,369	7,341	4,827
Non-cash compensation expense	402	—	1,206	—
Other, net	354	8	(14)	400
Depreciation, amortization, interest and taxes of investee	269	117	493	316
Depreciation, amortization, and interest of discontinued operations	310	656	1,547	918
Loss on extinguishment of debt	1,554	—	9,550	—
Loss on disposal of assets	138	263	665	235

EBITDA, as adjusted (a)	$105,279	$52,921	$320,318	$146,498

Heritage EBITDA, as adjusted (b)				$52,845

Aggregate EBITDA, as adjusted (b)				$199,343

					For the Nine Months Ended May 31, 2004
					(Aggregate)
VOLUMES
Midstream
Natural gas MMBtu/d – sold	1,930,891	901,457	1,594,780	982,314
NGLs Bbls/d – sold	13,711	5,227	13,194	7,375
Transportation and storage
Natural gas MMBtu/d – sold	1,546,728	—	1,660,567	—
Natural gas MMBtu/d – transported	3,487,769	1,042,856	3,214,842	905,284
NGLs Bbls/d - sold	2,559	—	2,273	—
Propane operations (in gallons)
Retail propane	94,025	81,663	346,156	166,099	337,751
Domestic wholesale	2,426	2,532	9,414	3,824	9,205
Foreign wholesale	13,264	10,461	50,293	22,337	45,636

(a)	EBITDA, as adjusted, is defined as the Partnership’s earnings before interest, taxes, depreciation, amortization and other non-cash items, such as compensation charges for unit issuances to employees, gain or loss on disposal of assets, and other expenses. We present EBITDA, as adjusted, on a Partnership basis, which includes both the general and limited partner interests. Non-cash compensation expense represents charges for the value of the Common Units awarded under the Partnership’s compensation plans that have not yet vested under the terms of those plans and are charges which do not, or will not, require cash settlement. Non-cash income or loss such as the gain or loss arising from our disposal of assets and discontinued operations is not included when determining EBITDA, as adjusted. EBITDA, as adjusted, (i) is not a measure of performance calculated in accordance with generally accepted accounting principles and (ii) should not be considered in isolation or as a substitute for net income, income from operations or cash flow as reflected in our consolidated financial statements.

EBITDA, as adjusted, is presented because such information is relevant and is used by management, industry analysts, investors, lenders and rating agencies to assess the financial performance and operating results of our fundamental business activities. Management believes that the presentation of EBITDA, as adjusted, is useful to lenders and investors because of its use in the natural gas and propane industries and for master limited partnerships as an indicator of the strength and performance of the Partnership’s ongoing business operations, including the ability to fund capital expenditures, service debt and pay distributions. Additionally, management believes that EBITDA, as adjusted, provides additional and useful information to our investors for trending, analyzing and benchmarking the operating results of our partnership from period to period as compared to other companies that may have different financing and capital structures. The presentation of EBITDA, as adjusted, allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results.

EBITDA, as adjusted, is used by management to determine our operating performance, and along with other data as internal measures for setting annual operating budgets, assessing financial performance of our numerous business locations, as a measure for evaluating targeted businesses for acquisition and as a measurement component of incentive compensation. We have a large number of business locations located in different regions of the United States. EBITDA, as adjusted, can be a meaningful measure of financial performance because it excludes factors which are outside the control of the employees responsible for operating and managing the business locations, and provides information management can use to evaluate the performance of the business locations, or the region where they are located, and the employees responsible for operating them. To present EBITDA, as adjusted, on a full Partnership basis, we add back the minority interest of the general partner because net income is reported net of the general partner’s minority interest. Our EBITDA, as adjusted, includes non-cash compensation expense which is a non-cash expense item resulting from our unit based compensation plans that does not require cash settlement and is not considered during management’s assessment of the operating results of the our business. By adding these non-cash compensation expenses in EBITDA, as adjusted, allows management to compare our operating results to those of other companies in the same industry who may have compensation plans with levels and values of annual grants that are different than ours. Other expenses include other finance charges and other asset non-cash impairment charges that are reflected in our operating results but are not classified in interest, depreciation and amortization. We do not include gain or loss on the sale of assets when determining EBITDA, as adjusted, since including non-cash income or loss resulting from the sale of assets increases/decreases the performance measure in a manner that is not related to the true operating results of our business. In addition, our debt agreements contain financial covenants based on EBITDA, as adjusted.

There are material limitations to using a measure such as EBITDA, as adjusted, including the difficulty associated with using it as the sole measure to compare the results of one company to another, and the inability to analyze certain significant items that directly affect a company’s net income or loss. In addition, our calculation of EBITDA, as adjusted, may not be consistent with similarly titled measures of other companies and should be viewed in conjunction with measurements that are computed in accordance with GAAP. EBITDA, as adjusted, for the periods described herein is calculated in the same manner as presented by us and Heritage in the past. Management compensates for these limitations by considering EBITDA, as adjusted in conjunction with its analysis of other GAAP financial measures, such as gross profit, net income (loss), and cash flow from operating activities.

(b)	The business combination of Energy Transfer Company and Heritage Propane Partners, L.P. and subsidiaries (“Heritage”), (the Energy Transfer Transaction), on January 20, 2004 resulted in a change of control causing Energy Transfer’s financial statements to become those of the registrant. Because of the accounting treatment applied in the Energy Transfer Transaction, the reported year-to-date fiscal 2004 actual results reflect the operations of Energy Transfer’s midstream and transportation businesses for the entire reporting period but not Heritage’s propane business for that period. The aggregate results disclosed reflect Heritage’s historical results for the periods ended January 19, 2004 combined with the historical results of Energy Transfer Company for the nine months ended May 31, 2004, and is presented for comparability purposes only. This aggregate information (i) is not necessarily indicative of the results of operations that would have occurred had the transactions been made at the beginning of the periods presented or the future results of the combined operations and (ii) is not a measure of performance calculated in accordance with generally accepted accounting principles.

The following reconciliation of Aggregate EBITDA, as adjusted to net income is presented for comparability purposes only, and is comprised of the aggregate of Energy Transfer Company and Heritage’s historical results for the periods presented.

	For the Period from September 1, 2003 to January 19, 2004	Nine Months Ended May 31, 2004
	(Heritage)	(Aggregate)
Net income reconciliation
Net income	$22,644	$108,906
Depreciation and amortization	15,389	43,815
Interest expense	12,754	37,868
Income tax expense	20	4,847
Non-cash compensation expense	1,232	1,232
Other, net	66	466
Depreciation, amortization, and interest of investees	322	638
Depreciation, amortization, and interest of discontinued operations	—	918
Minority interests in Heritage Operating Partnership	178	178
Loss on disposal of assets	240	475

Heritage EBITDA, as adjusted (b)	$52,845

Aggregate EBITDA, as adjusted (b)		$199,343